UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): January 7, 2008

hhgregg, Inc.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 001-33600

Delaware	20-8819207
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4151 East 96th Street

Indianapolis, IN 46240

(Address of Principal Executive Offices, Including Zip Code)

(317) 848-8710

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 7, 2008, hhgregg, Inc. issued a press release announcing its conference call to discuss operating results for the third quarter ending December 31, 2007. The company also announced a comparable store sales increase for the fiscal quarter ending December 31, 2007 and reaffirmed fiscal year 2008 earning guidance. The press release is attached as exhibit 99.1 to this report.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release Dated January 7, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on.

GREGG APPLIANCES, INC.

By:	/s/ Donald J.B. Van der Wiel
Donald J.B. Van der Wiel
Chief Financial Officer

Date: January 7, 2008